UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

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ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2014, ZFC Trust, a subsidiary of ZAIS Financial Corp., entered into an amendment to its financing facility (the “Master Repurchase Agreement”) with Citibank, N.A. extending the termination date of the Master Repurchase Agreement to May 22, 2015.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

By:	/s/ Michael Szymanski
Michael Szymanski
President and Chief Executive Officer

Date: May 27, 2014